UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2020 (July 22, 2020)

Date of Report (Date of Earliest Event Reported)

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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Wells Branch Parkway Austin Texas 78728 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[   ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HRTH	OTCQX

Item 5.07. Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on July 22, 2020, at which stockholders voted on the items below as indicated.

I.	Election of five (5) Board nominees, each to serve until our 2021 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Andrew B. Benett	4,083,471	62,087	1,073,956
David L. Copeland	4,060,808	84,750	1,073,956
Evan Behrens	4,016,716	128,842	1,073,956
Jack Griffin, Jr.	4,016,726	128,832	1,073,956
Alfred V. Tobia, Jr.	4,016,168	129,390	1,073,956

II.	To consider and vote upon the approval (on a non-binding advisory basis) of the compensation of our named executive officers:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
4,117,974	25,642	1,942	1,073,956

III.	To consider and vote upon the approval of the Company’s 2020 Equity Incentive Plan.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
3,498,835	644,853	1,870	1,073,956

IV.

To consider and vote upon the ratification of the selection of Moody, Famiglietti & Andronico, LLP as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2020:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
5,205,680	11,705	2,129	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	HARTE	HANKS, INC.

	By:	/s/ Lauri Kearnes
	Name:	Lauri Kearnes
	Title:	Chief Financial Officer

Date: July 23, 2020